UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2024

Standard BioTools Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34180 (Commission File Number)	77-0513190 (I.R.S. Employer Identification Number)
2 Tower Place, Suite 2000 South San Francisco, California 94080
(Address of principal executive offices and zip code)
(650) 266-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2024, the Board of Directors of Standard BioTools Inc. (the “Company”) appointed Alex Kim, who has been serving as the Company’s Interim Chief Financial Officer since September 1, 2024, as the Company’s fulltime Chief Financial Officer, effective as of November 11, 2024 (the “Effective Date”). In this role, Mr. Kim will continue to serve as the Company’s Principal Financial Officer and Principal Accounting Officer.

In connection with his appointment as Chief Financial Officer, effective as of the Effective Date, Mr. Kim will no longer serve as the Company’s Chief Operating Officer, and the Company will vacate the position of Chief Operating Officer.

Biographical information for Mr. Kim can be found under the caption “Management and Corporate Governance – Executive Officers” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on May 21, 2024, and is incorporated herein by reference. There are no family relationships between Mr. Kim and any director or executive officer of the Company that are required to be disclosed pursuant to Item 401(d) of Regulation S-K, and there are no arrangements or understandings between Mr. Kim and any other persons pursuant to which Mr. Kim was appointed to serve as Chief Financial Officer of the Company. There are no transactions between Mr. Kim and the Company that would be reportable under Item 404(a) of Regulation S-K. Mr. Kim will not receive any additional compensation for serving as Chief Financial Officer.

A copy of the press release announcing Mr. Kim’s appointment as Chief Financial Officer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Standard BioTools Inc., dated November 7, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 7, 2024

STANDARD BIOTOOLS INC.

By:	/s/ Michael Egholm, Ph.D.
Name:	Michael Egholm, Ph.D.
Title:	President and Chief Executive Officer